Exhibit 31.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO RULE 13a-14

I, Werner Funk, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Omnitek Engineering Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have, for the small business issuer and have:

(a)         Designed such disclosure controls and procedures, or caused such disclosure controls andprocedures to be designed under my supervision, to ensure that material information relating to the smallbusiness issuer, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)         Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures andpresented in this report our conclusions about the effectiveness of the disclosure controls and procedures, asof the end of the period covered by this report based on such evaluation; and

(d)         Disclosed in this report any change in the small business issuer’s internal control over financialreporting that occurred during the small business issuer’s most recent fiscal quarter that has materiallyaffected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.    I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)         All significant deficiencies and material weaknesses in the design or operation of internal controlover financial reporting which are reasonably likely to adversely affect the small business issuer’s ability torecord, process, summarize and report financial information; and

(b)         Any fraud, whether or not material, that involves management or other employees who have asignificant role in the small business issuer’s internal control over financial reporting.

Dated: May 9, 2012
By: Werner Funk
Its: President and Secretary